Accounting Standards, Amendments and Interpretations	12 Months Ended
Dec. 31, 2019
Disclosure of detailed information about Accounting Standards, Amendments and Interpretations [Abstract]
Accounting Standards, Amendments and Interpretations [Text Block]

5. Accounting Standards, Amendments and Interpretations

New Standards, Amendments and Interpretations Effective for the first time

 IFRS 16 Leases

On January 13, 2016, the IASB published a new standard, IFRS 16, eliminating the dual accounting model for lessees, which distinguished between on-balance sheet finance leases and off-balance sheet operating leases. Under the new standard, a lease becomes an on-balance sheet liability that attracts interest, together with a new right-of-use asset. In addition, lessees recognize a front-loaded pattern of expense for most leases, even when cash rentals are constant. The Company adopted IFRS 16 on January 1, 2019. The adoption of this standard had no material impact on the amended and restated consolidated financial statements of the Company.

IFRIC 23 Uncertainly Over Income Tax Treatments

This new standard, also to be effective for annual report periods beginning on or after January 1, 2019, clarifies how to apply the recognition and measurement requirements in IAS 12 Income Taxes when there is uncertainty over income tax treatments, addressing four specific issues:

  Whether an entity considers uncertain tax treatments separately;
  The assumptions an entity should make about the examination of tax treatments by taxation authorities;
  How an entity determines taxable profit or loss, taxes bases, unused tax losses, unused tax credits and tax rates; and
  How an entity considers changes in facts and circumstances.

The adoptions of this standard had no material impact on the Company's amended and restated consolidated financial statements due to its taxable loss position.

There are no other IFRS or IFRIC Interpretations that are not yet effective that would be expected to have a material impact on the Company.